Expected Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Estimated Amortization Expense [Line Items]
2014	$ 306
2015	286
2016	257
2017	257
2018	150
Total	$ 1,256